SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 27, 1998

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

                New Jersey            33-5042           21-0627285
                ----------            -------           ----------
             (State or Other        (Commission      (I.R.S. Employer
              Jurisdiction of        File Number)     Identification No.)
              Incorporation)

       Three Executive Campus
       Cherry Hill, New Jersey                    08002
       -----------------------                    -----
       (Address of Principal                    (Zip Code)
        Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------

     On April 27, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                              Distribution on Series
------                              ----------------------
Series 1998-01                          $4,943,021.11
                                        -------------
Series 1998-02                         $12,169,988.03
                                       --------------
Series 1998-03                          $6,398,931.30
                                        -------------
Series 1998-04                          $8,605,793.20
                                        -------------
Series 1998-HE                          $2,377,646.46
                                        -------------
Series 1998-05                          $8,005,787.41
                                        -------------
Series 1998-6A                          $2,027,567.88
                                        -------------
Series 1998-6B                          $3,185,168.85
                                        -------------
Series 1998-07                          $3,877,921.64

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

  Series                  Exhibit No.                     Description
  ------                  -----------                     -----------

Series 1998-01               99.1                    Servicer's Certificate
                             99.2                    Monthly Statement

Series 1998-02               99.3                    Servicer's Certificate
                             99.4                    Monthly Statement

Series 1998-03               99.5                    Servicer's Certificate
                             99.6                    Monthly Statement

Series 1998-04               99.7                    Servicer's Certificate
                             99.8                    Monthly Statement

Series 1998-HE1              99.9                    Servicer's Certificate
                             99.10                   Distribution Date Statement

Series 1998-05               99.11                   Servicer's Certificate
                             99.12                   Monthly Statement

Series 1998-6A               99.13                   Servicer's Certificate
                             99.14                   Monthly Statement

Series 1998-6B               99.15                   Servicer's Certificate
                             99.16                   Monthly Statement

Series 1998-07               99.17                   Servicer's Certificate
                             99.18                   Monthly Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 GE CAPITAL MORTGAGE SERVICES, INC.



                                 By:    /s/ Karen Pickett
                                    ------------------------------------
                                 Name:   Karen Pickett
                                 Title:  Vice President, Investor Reporting

Dated as of :     May 1, 1998

                                 EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------

   99.1                          Series 1998-01 Servicer's Certificate

   99.2                          Series 1998-01 Monthly Statement

   99.3                          Series 1998-02 Servicer's Certificate

   99.4                          Series 1998-02 Monthly Statement

   99.5                          Series 1998-03 Servicer's Certificate

   99.6                          Series 1998-03 Monthly Statement

   99.7                          Series 1998-04 Servicer's Certificate

   99.8                          Series 1998-04 Monthly Statement

   99.9                          Series 1998-HE1 Servicer's Certificate

   99.10                         Series 1998-HE1 Distribution Date Statement

   99.11                         Series 1998-05 Servicer's Certificate

   99.12                         Series 1998-05 Monthly Statement

   99.13                         Series 1998-6A Servicer's Certificate

   99.14                         Series 1998-6A Monthly Statement

   99.15                         Series 1998-6B Servicer's Certificate

   99.16                         Series 1998-6B Monthly Statement

   99.17                         Series 1998-07 Servicer's Certificate

   99.18                         Series 1998-07 Monthly Statement